Mark Rohr CHAIRMAN & CHIEF EXECUTIVE OFFICER I N V E S T O R D A Y N O V E M B E R 1 3 , 2 0 1 5

Unique company with complementary cores

Celanese
The chemistry inside innovation™

STRUCTURAL UNIQUENESS	Advantaged cost Global network	Distinct and leveragable value creation models
UNIQUENESS HELPS ADDRESS GLOBAL CHALLENGES	Low-growth economic environment	Currency volatility Low capacity utilization
GROW: LEVERAGE COMPLEMENTARY CORES	Global trade New product introduction	Chain expansion New materials
STEWARDSHIP OF CASH GENERATION AND USE	Free cash flow yield Share repurchases	Payout ratio Sensible M&A

ADJUSTED EBIT EXPANSION	ADJUSTED EPS GROWTH	FREE CASH FLOW GROWTH	CASH RETURNED TO SHAREHOLDERS
>600 bps since 2012	14% CAGR since 2012	~20% CAGR since 2012	~$1.3 BILLION since 2012

INVESTOR DAY 2015 2

Power of the Acetyl Chain

Celanese
The chemistry inside innovation™

DIFFERENTIAL ACTIONS

- Unparalleled Choices
- Exceptional Execution
- Expanded Flexibility
- Growth Opportunities

- Leverage our competitive position as the lowest cost, only fully integrated global acetyl producer
- Drive differential performance across the acetyl chain
- Track record of exceptional execution
- Significantly increased commercial flexibility
- Add or expand capacity at our most advantaged locations

LEADING FUNDAMENTALS

GLOBAL LEADERS	EXPANDED ADJUSTED EBIT MARGIN	LEADING COST POSITION	COMPLEMENTARY CORES
#1 or #2 IN OUR MARKETS	>400 bps *since 2012*	ADVANTAGED TECHNOLOGY	INTEGRATED VALUE CHAIN

Outperformance in all economic conditions

INVESTOR DAY 2015 3

Power of Materials Solutions

Celanese
The chemistry inside innovation™

- Customer Intimacy
- Pipeline Execution
- Landscape Management
- Active Affiliate Management
- Accelerated M&A

- Opportunity pipeline will drive growth in Engineered Materials and Food Ingredients
- Cellulose Derivatives will stabilize and then grow profit through managing our landscape and productivity
- Strategic Affiliates will grow through active management and by translating Celanese's strengths at our joint ventures
- The success of our model has facilitated an accelerated approach to M&A
- Upstream alignment to the Acetyl Chain strengthens our model

PIPELINE BUSINESS GROWTH (EM+FI)	EXPANDED ADJUSTED EBIT MARGIN	NEW PROJECT LAUNCHES	DEALS IN M&A PIPELINE
>20% CAGR *since 2012*	600 bps *since 2012*	900 *in 2015*	50+

Opportunity pipeline drives growth

INVESTOR DAY 2015 4

5I N V E S T O R D A Y 2 0 1 5 Disciplined approach to M&A… Note: Since mid-2014 …will create value for Celanese Screening Due Diligence Integration EVALUATION PROCESS Reject ?? INBOUND OUTBOUND???? ??ct?? ???te?? ????? ???? • ?te??? ? ???e??? 5,000 500 250 INITIAL CONTACT Reject ?????e ?? 25 100 ?c?? ?????? ? ??????? ?????e?? tec???? 2 8 15 IN PROCESS

6I N V E S T O R D A Y 2 0 1 5 …at a compelling valuation 1EPS CAGR calculated using midpoint of 2015 forecasted range; 2Source: Bloomberg as of November 9, 2015 History of strong financial performance… ADJUSTED EPS 3 YEAR AVERAGE FCF YIELD 5 YEAR AVERAGE ROIC PAGE 11 1.8% 1.4% 1.3% 5.1% 5.1% 2.9% 2.8% 0.0% 2.1% 2.3% 0.0% 0.9% 1.9% 1.2% 0.7% 0.7% 2.3% 1.3% 1.2% 2.2% 1.1% 1.5% 0.4% 1.2% 0.1% 0.1% 1.7% 2.4%2.5% 5.2% CE Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 Peer 10 Peer 11 Peer 12 Peer 13 CE 2012 Share repurpose yield Dividend yield PAGE 12 ~1.3x Net Leverage Ratio Year-End 2015 Flexible Cash Reserve Annual Free Cash Flow Generation Annual Dividends Annual Stock Repurchases $1.5 - $2.0 billion Pro Forma Net Leverage Ratio ~1.2X ~2.3X Expected long-term leverage range 2012 2013 2014 2015F 2015 2016 2017 2018 2019 2020 2021 2022 1.7 1.5 1.31.3 Term Loan $884 Sr. Notes $336 Sr. Notes $400 Sr. Notes $500 Revolver $900 PAGE 13 2015F Acetyl Chain Materials Solutions Capital Deployment 2018F 2015F 2018F ~1.2X ~2.3X Expected long-term leverage range PAGE 14 20.7x 18.8x 18.5x 17.6x 17.6x 16.3x 16.3x 14.8x 14.1x 12.7x 11.5x 9.3x 6.5x 24.0x Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 Peer 10 Peer 11 16.3x Peer Median Peer 12 Peer 13CE 2012 2013 2014 2015F Peer MedianCE Peer MedianCE 14% CAGR1 $4.07 $5.90 -$6.10 5.5% 3.3% 17.7% 12.2% PAGE 15 $5.90 - $6.10 $8.00 - $8.50 >$600 ~$1,000 10% 15% CAGR CAGR Bolt-on M&A Capacity PAGE 11 1.8% 1.4% 1.3% 5.1% 5.1% 2.9% 2.8% 0.0% 2.1% 2.3% 0.0% 0.9% 1.9% 1.2% 0.7% 0.7% 2.3% 1.3% 1.2% 2.2% 1.1% 1.5% 0.4% 1.2% 0.1% 0.1% 1.7% 2.4%2.5% 5.2% CE Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 Peer 10 Peer 11 Peer 12 Peer 13 CE 2012 Share repurpose yield Dividend yield PAGE 12 ~1.3x Net Leverage Ratio Year-End 2015 Flexible Cash Reserve Annual Free Cash Flow Generation Annual Dividends Annual Stock Repurchases $1.5 - $2.0 billion Pro Forma Net Leverage Ratio ~1.2X ~2.3X Expected long-term leverage range 2012 2013 2014 2015F 2015 2016 2017 2018 2019 2020 2021 2022 1.7 1.5 1.31.3 Term Loan $884 Sr. Notes $336 Sr. Notes $400 Sr. Notes $500 Revolver $900 PAGE 13 2015F Acetyl Chain Materials Solutions Capital Deployment 2018F 2015F 2018F ~1.2X ~2.3X Expected long-term leverage range PAGE 14 20.7x 18.8x 18.5x 17.6x 17.6x 16.3x 16.3x 14.8x 14.1x 12.7x 11.5x 9.3x 6.5x 24.0x Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 Peer 10 Peer 11 16.3x Peer Median Peer 12 Peer 13CE 2012 2013 2014 2015F Peer MedianCE Peer MedianCE 14% CAGR1 $4.07 $5.90 -$6.10 5.5% 3.3% 17.7% 12.2% PAGE 15 $5.90 - $6.10 $8.00 - $8.50 >$600 ~$1,000 10% 15% CAGR CAGR Bolt-on M&A Capacity PAGE 11 1.8% 1.4% 1.3% 5.1% 5.1% 2.9% 2.8% 0.0% 2.1% 2.3% 0.0% 0.9% 1.9% 1.2% 0.7% 0.7% 2.3% 1.3% 1.2% 2.2% 1.1% 1.5% 0.4% 1.2% 0.1% 0.1% 1.7% 2.4%2.5% 5.2% CE Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 Peer 10 Peer 11 Peer 12 Peer 13 CE 2012 Share repurpose yield Dividend yield PAGE 12 ~1.3x Net Leverage Ratio Year-End 2015 Flexible Cash Reserve Annual Free Cash Flow Generation Annual Dividends Annual Stock Repurchases $1.5 - $2.0 billion Pro Forma Net Leverage Ratio ~1.2X ~2.3X Expected long-term leverage range 2012 2013 2014 2015F 2015 2016 2017 2018 2019 2020 2021 2022 1.7 1.5 1.31.3 Term Loan $884 Sr. Notes $336 Sr. Notes $400 Sr. Notes $500 Revolver $900 PAGE 13 2015F Acetyl Chain Materials Solutions Capital Deployment 2018F 2015F 2018F ~1.2X ~2.3X Expected long-term leverage range PAGE 14 20.7x 18.8x 18.5x 17.6x 17.6x 16.3x 16.3x 14.8x 14.1x 12.7x 11.5x 9.3x 6.5x 24.0x Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 Peer 10 Peer 11 16.3x Peer Median Peer 12 Peer 13CE 2012 2013 2014 2015F Peer MedianCE Peer MedianCE 14% CAGR1 $4.07 $5.90 -$6.10 5.5% 3.3% 17.7% 12.2% PAGE 15 $5.90 - $6.10 $8.00 - $8.50 >$600 ~$1,000 10% 15% CAGR CAGR Bolt-on M&A Capacity PAGE 11 1.8% 1.4% 1.3% 5.1% 5.1% 2.9% 2.8% 0.0% 2.1% 2.3% 0.0% 0.9% 1.9% 1.2 0.7% 0.7% 2.3% 1.3% 1.2% 2.2% 1.1% 1.5% 0.4% 1.2% 0.1% 0.1% 1.7% 2.4%2.5% 5.2% CE Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 Peer 10 Peer 11 Peer 12 Peer 13 CE 2012 Share repurpose yiel Dividend yield PAGE 12 ~1.3x Net Leverage Ratio Year-End 2015 Flexible Cash Reserve Annual Free Cash Flow Generation Annual Dividends Annual Stock Repurchases $1.5 - $2.0 billion Pro Forma Net Leverage Ratio ~1.2X ~2.3X Expected long-term leverage range 2012 2013 2014 2015F 2015 2016 2017 2018 2019 2020 2021 2022 1.7 1.5 1.31.3 Term Loan $884 Sr. Notes $336 Sr. Notes $400 Sr. Notes $500 Revolver $900 PAGE 13 2015F Acetyl Chain Materials Solutions Capital Deployment 2018F 2015F 2018F ~1.2X ~2.3X Expected long-term leverage range PAGE 14 20.7x 18.8x 18.5x 17.6x 17.6x 16.3x 16.3x 14.8x 14.1x 12.7x 11.5x 9.3x 6.5x 24.0x Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 Peer 10 Peer 11 16.3x Peer Median Peer 12 Peer 13CE 2012 2013 2014 2015F Peer MedianCE Peer MedianCE 14% CAGR1 $4.07 $5.90 -$6.10 5.5% 3.3% 17.7% 12.2% PAGE 15 $5.90 - $6.10 $8.00 - $8.50 >$600 ~$1,000 10% 15% CAGR CAGR Bolt-on M&A Capacity FORWARD P/E RATIO2

7I N V E S T O R D A Y 2 0 1 5 Bringing all elements together Positioned for continued double-digit earnings growth Structural Uniqueness Uniqueness Helps Address Global Challenges Leverage Complementary Cores Stewardship of Cash Generation PAGE 21 PAGE 19 21.1% 17.5% 17.1% 17.0% 15.9% 15.6% 13.4% 13.3% 11.1% 10.9% 10.5% 10.0% 8.1% 7.4% 6.6% Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 Peer 10 Peer 11 12.2% Peer Median Peer 12 Peer 13 Peer 14 PAGE 25 PAGE 20 2012 2013 2014 2015 YTD1 $45 $164 $250 $420 111% CAGR CE 1Q1 0 2Q1 0 3Q1 0 4Q1 0 1Q1 1 2Q1 1 3Q1 1 4Q1 1 1Q1 2 2Q1 2 3Q1 2 4Q1 2 1Q1 3 2Q1 3 3Q1 3 4Q1 3 1Q1 4 2Q1 4 3Q1 4 4Q1 4 1Q1 5 2Q1 5 3Q1 5 4Q1 5 $0.04 $0.30 50% CAGR 2012 2013 2014 2015F 7% 16% 18% 20% 2012 20142013 2015F 2018FAcetyl Chain Capital Deployment Materials Solutions 2015F 2018F $4.07 $5.90 - $6.10 $8.00 - $8.50 >$600 ~$1,000 15% CAGR 10% CAGR PAGE 21 PAGE 19 21.1% 17.5% 17.1% 17.0% 15.9% 15.6% 13.4% 13.3% 11.1% 10.9% 10.5% 10.0% 8.1% 7.4% 6.6% Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 Peer 10 Peer 11 12.2% Peer Median Peer 12 Peer 13 Peer 14 PAGE 25 PAGE 20 2012 2013 2014 2015 YTD1 $45 $164 $250 $420 111% CAGR CE 1Q1 0 2Q1 0 3Q1 0 4Q1 0 1Q1 1 2Q1 1 3Q1 1 4Q1 1 1Q1 2 2Q1 2 3Q1 2 4Q1 2 1Q1 3 2Q1 3 3Q1 3 4Q1 3 1Q1 4 2Q1 4 3Q1 4 4Q1 4 1Q1 5 2Q1 5 3Q1 5 4Q1 5 $0.04 $0.30 50% CAGR 2012 2013 2014 2015F 7% 16% 18% 20% 2012 20142013 2015F 2018FAcetyl Chain Capital Deployment Materials Solutions 2015F 2018F $4.07 $5.90 - $6.10 $8.00 - $8.50 >$600 ~$1,000 15% CAGR 10% CAGR ADJUSTED EARNINGS PER SHARE FREE CASH FLOW (mm) ADJ USTED EPS G R O W T H AD J USTED E B IT E XPA NS I O N F REE CAS H F L O W G R O W T H >600 bps ~20%14% since 2012since 2012 since 2012CAGR CAGR CASH RETURNED TO SHAREHOLDERS ~$1.3 since 2012BILLION